                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             NAI TECHNOLOGIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
- --------------------------------------------------------------------------------
                   (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:

         -------------------------------------------------------------------
         2)    Aggregate number of securities to which transaction applies:

         -------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

         -------------------------------------------------------------------
         4)    Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[x]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

         -------------------------------------------------
         2)    Form, Schedule or Registration Statement No.:

         -------------------------------------------------
         3)    Filing Party:

         -------------------------------------------------
         4)    Date Filed:

         -------------------------------------------------

                             NAI TECHNOLOGIES, INC.
                            2405 TRADE CENTRE AVENUE
                            LONGMONT, COLORADO 80503
                                 (303) 776-5674
                                 --------------
                  NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 7, 1996
                                 --------------

         The 1996 Annual Meeting of Shareholders (the "Annual Meeting") of NAI Technologies, Inc., a New York corporation (the "Company"), will be held on Wednesday, August 7, 1996 at 10 a.m., at the Chase Manhattan Bank Building, 270 Park Avenue, New York, New York 10022, for the following purposes:

         1. to approve and adopt an amendment to the Company's Restated Certificate of Incorporation to create a classified Board of Directors containing two classes, one class having four members and one class having three members, which replaces the provisions of the Restated Certificate of Incorporation which provides for a classified Board of Directors containing three classes under certain circumstances, as described in the accompanying Proxy Statement;

         2. to elect seven members of the Board of Directors;

         3. to ratify and approve the adoption of the Company's 1996 Stock Option Plan;

         4. to ratify and approve the adoption of amendments to the 1993 Stock Option Plan for Directors increasing the number of options granted to directors upon election or reelection from 1,560 to 5,000 and making certain other changes, as described in the accompanying proxy statement;

         5. to vote to ratify and approve the selection of KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending December 31, 1996; and

         6. to consider and act upon such other matters as may properly come before the Annual Meeting.

         All shareholders are cordially invited to attend. Only shareholders of record at the close of business on June 27, 1996 will be entitled to vote at the Annual Meeting or any adjournment thereof.

                                         By Order of the Board of Directors,

                                         Richard A. Schneider,
                                         Secretary

July 3, 1996

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS USE. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                             NAI TECHNOLOGIES, INC.
                            2405 TRADE CENTRE AVENUE
                            LONGMONT, COLORADO 80503
                                 (303) 776-5674
                                 --------------
             PROXY STATEMENT FOR 1996 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 7, 1996
                                 --------------
                                  INTRODUCTION

GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of NAI Technologies, Inc., a New York corporation (the "Company"), of proxies for use at the 1996 annual meeting of shareholders (the "Annual Meeting") of the Company to be held at the Chase Manhattan Bank Building, 270 Park Avenue, New York, New York 10022, on Wednesday, August 7, 1996 at 10 a.m., local time, and at any adjournment thereof. This Proxy Statement was first mailed to shareholders of the Company on or about July 3, 1996.

         At the Annual Meeting, the Company's shareholders will (i) approve and adopt an amendment to the Company's Restated Certificate of Incorporation creating a classified Board of Directors containing two classes, one class having four members and one class having three members, which replaces the provisions of the Restated Certificate of Incorporation which provides for a classified Board of Directors containing three classes under certain circumstances, as described herein; (ii) elect seven members of the Board of Directors, (iii) ratify and approve the adoption of the Company's 1996 Stock Option Plan, (iv) ratify and approve the adoption of amendments to the 1993 Stock Option Plan for Directors increasing the number of options granted to directors upon election or reelection from 1,560 to 5,000 and making certain other, changes as described herein, and (v) ratify and approve the selection of KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending December 31, 1996. The shareholders may also conduct such other further business as may properly come before the Annual Meeting or any adjournment thereof.

RECORD DATE; PROXIES

         The Board of Directors of the Company has fixed the close of business on June 27, 1996 as the record date (the "Record Date") for determining holders of common stock, par value $.10 per share (the "Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting or at any adjournment thereof. At such date, there were issued and outstanding 8,459,437 shares of Common Stock, each of which is entitled to one vote on each matter presented at the Annual Meeting.

         Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such shareholder are voted at the Annual Meeting. Any shareholder may revoke a proxy at any time before it is voted by: (i) delivering a written notice to the Secretary of the Company, at the address of the Company set forth above, stating that the proxy is revoked; (ii) executing a subsequent proxy and delivering it to the Secretary of the Company; or (iii) attending the Annual Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies FOR the election of the nominees for director described herein unless authority to vote for directors is withheld. In the event that any nominee at the time of election shall be unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), and in consequence other nominees shall be nominated, the persons named in the proxy shall have the discretion and authority to vote or to refrain from voting in accordance with their judgment on such other nominations. In addition, unless otherwise specified in the proxy, proxies will be voted IN FAVOR OF the proposal approve and adopt an amendment to the Company's Restated Certificate of Incorporation to create a classified Board of Directors containing two classes, one class having four members and one class having three members, which replaces the provisions of the Restated Certificate of Incorporation which provides for a classified Board of Directors containing three classes under certain circumstances as described herein, IN FAVOR OF the ratification and approval of the adoption of the Company's 1996 Stock Option Plan, IN FAVOR OF the ratification and approval of the adoption of the amendments to the 1993 Stock Option Plan for Directors increasing the number of options granted to directors upon election or reelection from 1,560 to 5,000 and making certain other changes as described herein, and IN FAVOR OF the ratification and approval of the selection of KPMG Peat Marwick as the Company's independent auditors for the fiscal year ending December 31, 1996.

REQUIRED VOTE

         The holders of a majority of the outstanding shares of Common Stock on the Record Date are necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve the proposal to approve and adopt an amendment to the Company's Restated Certificate of Incorporation to create a classified Board of Directors containing two classes, one class having four members and one class having three members, which replaces the provisions of the Restated Certificate of Incorporation which provides for a classified Board of Directors containing three classes under certain circumstances, as described herein. Accordingly, votes "withheld" will count against the proposal to amend the Restated Certificate of Incorporation. Brokers do not have discretionary authority to vote on the proposal to amend the Restated Certificate of Incorporation. See "Approval of Amendment of Restated Certificate of Incorporation." The affirmative vote of the holders of a plurality of the shares of Common Stock is required to elect directors. Accordingly, votes "withheld" from director-nominee(s) will not count against the election of such nominee(s). Brokers have discretionary authority to vote on the election of directors. See "Election of Directors." The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to approve the proposal ratify and approve the adoption of the 1996 Stock Option Plan. Accordingly, votes "withheld" will count against the proposal to ratify and approve the adoption of the 1996 Stock Option Pan. Brokers have discretionary authority to vote on the proposal to ratify and approve the adoption of the 1996 Stock Option Plan. See "Approval of the 1996 Stock Option Plan." The affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting and voting is required to ratify and approve the adoption of the amendments to the 1993 Stock Option Plan for Directors. Accordingly, votes "withheld" will not count against the approval to amend the 1993 Stock Option Plan for Directors. Brokers have discretionary authority to vote on the proposal to ratify and approve the amendments of the 1993 Stock Option Plan for Directors. See "Approval of Amendments to the 1993 Stock Option Plan for Directors." The affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting and voting is required to ratify and approve the selection of auditors. Accordingly, votes "withheld" will not count against the ratification of the selection of such auditors. Brokers have discretionary authority to vote on the ratification of the selection of auditors. See "Ratification of the Selection of Independent Auditors."

OTHER ACTION AT ANNUAL MEETING

         The Company does not know of any other matters to be presented at the Annual Meeting. If any additional matters should be properly presented, proxies will be voted in accordance with the judgment of the proxy holders.

COST OF SOLICITATION

         The Company will bear the cost of soliciting proxies estimated at approximately $15,000. The Company has retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxifs in connection with the Annual Meeting for which it will receive an estimated fee of approximately $7,500 plus reasonable out-of-pocket expenses. Directors, officers and employees of the Company may also solicit proxies personally or by telephone, telegram or mail. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         APPROVAL OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

         The Board of Directors is submitting for shareholder approval a proposal to amend paragraph 7 of the Company's Restated Certificate of Incorporation to create a classified Board of Directors containing two classes, one class having four members and one class having three members, each of whom, after an interim arrangement, will serve for two years with one class being elected each year (the "Classified Board Amendment"). This replaces the provisions of the Restated Certificate of Incorporation which provide for a classified Board of Directors upon the occurrence of certain events. The full text of the Classified Board Amendment is set forth in its entirety in Appendix 1 hereto.

         The Board of Directors recommends that the shareholders approve the Classified Board Amendment to promote stability and continuity of the Board of Directors.

GENERAL

         In 1984, the shareholders of the Company approved amendments to the Company's Certificate of Incorporation which may be deemed to impair the ability of a third party to take over the Company in a contested transaction. These provisions, contained in Paragraph 7 ("Present Paragraph 7") and paragraph 14 ("Paragraph 14") of the Restated Certificate of Incorporation, as currently in effect and as set forth in Appendix 2 hereto, address two matters. Present Paragraph 7, adopted in 1984 and amended in 1991, provides that at such time as the "continuing directors" (as such term is defined in Present Paragraph 7) determines that an "other entity" (as such term is defined in Present Paragraph
7) beneficially owns 12% or more of the outstanding shares of Common Stock the Board of Directors is to be increased to nine directors and is to be classified by the continuing directors into three classes of directors, with terms of three years, expiring annually. Present Paragraph 7 also provides that a person is not eligible for election as a director unless he or she is nominated by a shareholder by notice to the Company's Secretary not less than 30 days prior to a meeting, that a special meeting of the shareholders may be called only by the President or Board of Directors of the Company, and that the Board of Directors shall determine its duties and governance, except to the extent prohibited by law. Amendments to Present Paragraph 7 require approval of the holders of 80% of the outstanding shares, unless such amendments are unanimously recommended for approval to the shareholders by the continuing directors. A continuing director is defined as a person who was a member of the Board of Directors elected by the shareholders prior to the time that an other entity acquired 12% or more of the Common Stock or a person recommended to succeed any continuing director by a majority of continuing directors. Each of the present directors of the Company is a continuing director. An other entity does not include any one, or any group of more than one, continuing director.

         Paragraph 14, which is not proposed to be amended or eliminated, provides for safeguards for the Company's shareholders in connection with certain business combinations which are not approved by the affirmative vote of the holders of 80% of all shares of stock of the Company entitled to vote in the election of directors, and to make such affirmative vote requirement applicable both to other specified shareholder action which might be inconsistent with or lead to impairment of such safeguards and to any alteration, amendment, change or repeal to Paragraph 14. This provision is directed to a situation in which another corporation or other entity may in the future acquire more than 10% of the Company's outstanding shares entitled to vote in the election of directors and may wish to (i) bring about a business combination involving the Company,
(ii) dissolve the Company, or (iii) amend the Restated Certificate of Incorporation so as to change the entitlement of the holders of shares of its Common Stock to vote in elections of directors.

         Retention of Paragraph 14 of the Restated Certificate of Incorporation will continue to have an anti-takeover effect which the Company believes serves to protect the best interests of the shareholders of the Company. Management believes that the requirement of an affirmative vote of 80% of all the shares of

Common Stock of the Company for business combinations not approved by continuing directors contained in Paragraph 14, will continue to serve the shareholders of the Company adequately in reducing the unbalanced bargaining power that an other entity may possess by becoming the holder of more than 10% of the Common Stock of the Company.

         The foregoing summaries of Present Paragraph 7 and of Paragraph 14 are qualified in their entirety by reference to the full text of Present Paragraph 7 and Paragraph 14 which are set forth in Appendixes 2 and 3, respectively.

PROPOSED AMENDMENT

         The Classified Board Amendment will divide the directors into two approximately equal classes, one consisting of four directors and one of three directors. The directors of each class will serve two-year terms and the term of one class will expire each year.

         To implement the classified Board of Directors, the Classified Board Amendment would permit Class I and Class II directors initially to be elected at the Annual Meeting for a term of two years and one year, respectively. See "Election of Directors." If the Classified Board Amendment is adopted, Class I directors elected at the Annual Meeting will hold office until the 1998 annual meeting of shareholders and Class II directors elected at the Annual Meeting will hold office until the 1997 annual meeting of shareholders and, in each case, until their successors are duly elected and qualified or until earlier death, resignation or removal. At each annual meeting of shareholders commencing with the 1997 annual meeting, directors elected to succeed those in the class whose terms then expire will be elected for two-year terms so that the term of one class of directors will expire each year.

         Should a vacancy in either Class I or Class II occur, the Board of Directors shall have the power fill the vacancy by a vote of a majority of the Board of Directors then in office. The newly appointed director shall serve the full term remaining under the class in which the vacancy resulted.

NOMINEES

         For information regarding the nominees for election to the Board of Directors at the Annual Meeting, see "Election of Directors." The class of directors in which each director will initially serve if the Classified Board Amendment is approved is as follows: Class I - Messrs. Carlson, Holmes and James; and Class II - Messrs. Barre, Hennessy, McCarthy and Schneider.

PURPOSE FOR AMENDMENT

         The Board of Directors believes that dividing the directors into two classes will be advantageous to the Company and its shareholders by providing that directors will serve two-year terms rather than one-year terms, increasing the likelihood of continuity and stability in the policies formulated by the Board of Directors. While management has not experienced any problems with continuity in the past, it wishes to ensure that this experience will continue and believes that the classified election of directors will promote continuity because only approximately one-half of the directors will be subject to election each year.

         If the Classified Board Amendment is not approved by the shareholders, Present Paragraph 7 will remain in effect which may result in future classification of the Board of Directors. Such classification is an anti-takeover measure that prevents a hostile takeover entity or group that has acquired a majority of a company's voting stock from achieving majority control of a board until the second annual meeting after such majority position is reached. The over-all effect of Present Paragraph 7 is to render more difficult the assumption of control of the Company by a principal shareholder of the Company other than continuing directors and thus make more difficult or discourage the accomplishment of unfriendly business combinations involving the Company and the removal of incumbent management even if such events would be beneficial to shareholders generally.

DISADVANTAGES TO THE AMENDMENT

         The presence of the classified Board of Directors will make it more difficult for shareholders to change the composition of the Board of Directors even if shareholders believe such a change would be desirable. Also, because of the additional time required to change control of the Board of Directors, the Classified Board Amendment may tend to perpetuate incumbent management. Since the Classified Board Amendment will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, it may tend to discourage certain tender offers, perhaps including some tender offers which shareholders might feel would be in their best interests. The Classified Board Amendment could also discourage open market purchases by a potential takeover bidder. Such purchases could temporarily increase the market price of the Company's Common Stock, enabling shareholders to sell their shares at a price higher than that which would otherwise prevail. In addition, the Classified Board Amendment could decrease the market price of the Common Stock by making the stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops. It should be noted, however, that two present directors, or affiliates of such persons, Charles S. Holmes and C. Shelton James, or their affiliates, beneficially own 28.70% and 12.49%, respectively, of the shares of Common Stock presently outstanding. See "Principal and Management Shareholdings."

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the proposal to amend the Company's Restated Certificate of Incorporation to create a classified Board of Directors containing two classes, one class having four members and one class having three members, beginning with the 1997 annual meeting of shareholders, which replaces the provisions of the Restated Certificate of Incorporation which provides for a classified Board of Directors containing three classes under certain circumstances, as described herein. Holders of Common Stock are entitled to one vote per share. There are no cumulative voting rights and no preemptive rights.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION PROVIDING FOR A CLASSIFIED BOARD OF DIRECTORS.

                              ELECTION OF DIRECTORS

GENERAL

         The Restated Certificate of Incorporation of the Company currently provides for a Board of Directors consisting of no less than three (3) nor more than seven (7) directors with the number of directors within those limits fixed by the Board of Directors from time to time. The Board of Directors has fixed the number of directors at seven (7). The Restated Certificate of Incorporation further provides that such number may be increased upon the occurrence of certain events. The Board of Directors has submitted for approval by the shareholders an amendment to the Restated Certificate of Incorporation providing for a classified Board of Directors containing Class I and Class II directors. The respective class which each director will serve, subject to election by the shareholders of those directors and subject to the approval of the Classified Board Amendment, is illustrated below. See "Approval of Amendment of Restated Certificate of Incorporation."

         The shareholders will elect all seven directors to serve until the annual meeting of shareholders to be held in 1997 or, if the Classified Board Amendment is approved, until the second annual meeting of shareholders following such approval in the case of Class I directors and until the next annual meeting of shareholders following such approval in the case of Class II directors and until their respective successors are elected and qualify or until their resignation, removal, disqualification or death as provided in the certificate of incorporation and by-laws of the Company. See "Approval of Amendment of Restated Certificate of Incorporation."

AGREEMENT WITH RESPECT TO NOMINATION OF DIRECTORS

         In connection with the investment in the private placement of the Company's 12% Convertible Subordinated Promissory Notes due 2001 and warrants to purchase shares of Common Stock of the Company (the "Private Placement"), by each of Charles S. Holmes and Active Investors II, LTD., of which C. Shelton James is the President and a director, the Company agreed to use its best efforts to cause the resignation of two then-current members of the Board of Directors and cause to be elected as directors two individuals acceptable to the Company and who are designated by Mr. Holmes and Active Investors. Dennis McCarthy was designated to serve in such capacity by Mr. Holmes, while Edward L. Hennessy, Jr. was designated to serve in such capacity by Active Investors, and each became a director of the Company on March 6, 1996. See "Certain Relationships and Related Transactions."

NOMINEES FOR DIRECTOR

         The nominees for director, together with certain information furnished to the Company by each nominee, are set forth below. The nominees are all current members of the Company's Board of Directors. If the Classified Board Amendment is approved, the nominees set forth below will be placed in two classes as indicated below.

                              Years Served
Name and Age                  as a Director                    Biographical Summary
- ------------                  -------------                    --------------------
Robert A. Carlson, 62               8                Mr. Carlson is Chairman and Chief Executive Officer of the
Class I                                              Company.  Until October 1995, he served as President and
                                                     Chief Executive Officer of the Company and until December
                                                     1989, he was President and Chief Operating Officer of the
                                                     Company.

                                       -7-

Richard A. Schneider, 43            3                Mr. Schneider is Executive Vice President, Treasurer, Chief
Class II                                             Financial Officer and Secretary of the Company.  He was
                                                     elected a director of the Company on February 11, 1993. From
                                                     October 1988 until December 1992, he served as Vice President
                                                     - Finance and Treasurer of the Company. He was elected
                                                     Secretary of the Company in January 1990.

Stephen A. Barre, 56                6                Mr. Barre is Chairman and Chief Executive Officer of
Class II                                             Servo Corporation of America, a communications and defect
                                                     detection company.

Edward L. Hennessy, Jr., 68      5 months            Mr. Hennessy is the retired Chairman and Chief Executive
Class II                                             Officer of Allied Signal, Inc. a worldwide technology
                                                     company. He is also a director of The Bank of New York, a New
                                                     York state commercial banking company, Lockheed Martin Corp., a designer, manufacturer, integrator and operator of systems and products in leading edge technologies, National
                                                     Association of Manufacturers, and Fundamental Management
                                                     Corporation. Mr. Hennessy, a designee of Fundamental
                                                     Management Corporation, was appointed a Director of the
                                                     Company in March 1996.

Charles S. Holmes, 54           10 months            Mr. Holmes has served as Principal and is the sole
Class I                                              stockholder of Asset Management Associates of New York,
                                                     Inc. ("Asset Management"), a New York-based firm specializing in acquisitions of manufacturing businesses. Mr. Holmes
                                                     founded and was partner in Asset Management Associates, a
                                                     predecessor partnership of Asset Management, from 1978 to
                                                     1991. Mr. Holmes has been Vice Chairman of the Board of
                                                     Directors of Chart Industries Inc., a company specializing in the design, manufacture and sale of industrial process
                                                     equipment, since its formation in June 1992. Mr. Holmes owns approximately 11.8% of the Company's Common Stock.

C. Shelton James, 55                6                Mr. James is Chairman of the Board and Chief Executive
Class I                                              Officer of Elcotel Inc., a public communications company.
                                                     He also is President and a director of Fundamental Management
                                                     Corporation, an investment management company which is the general partner of various limited partnerships which own
                                                     approximately 5.0% of the Company's Common Stock, and is on the board of directors of Harris Computer Systems Inc., a
                                                     company engaged in the manufacture of real time computers, SK
                                                     Technologies, a company engaged in development and marketing of point-of-sale software, and CPSI Inc., a company engaged in high performance computing.

Dennis McCarthy, 49             5 months             Mr. McCarthy has been employed by Asset Management
Class II                                             Associates of New York, Inc., a New York-based firm
                                                     specializing in acquisitions of manufacturing businesses,

                                                     since 1988.  Mr. McCarthy, a designee of Mr. Holmes, was
                                                     appointed a Director of the Company in March 1996.

OTHER INFORMATION AS TO DIRECTORS

         On October 3, 1995, Walter Lipkin's resignation as director of the Company was accepted effective October 13, 1995. The Board of Directors then elected Charles S. Holmes to the Board of Directors to fill the vacancy created by the resignation of Mr. Lipkin. On December 13, 1995, Robert D. Rosenthal's resignation as a director of the Company was accepted and on February 13, 1996 John M. May's resignation as a director of the Company was accepted. The resignation of Messrs. Rosenthal and May became effective on February 15, 1996. On March 6, 1996, the Board of Directors then elected Edward L. Hennessy and James McCarthy to the Board of Directors to fill the Vacancies created by the resignation of Messrs. Rosenthal and May. See "Certain Relationships and Related Transactions."

         The Board of Directors has standing Audit, Compensation, Executive and Nominating committees. During 1995, the Audit Committee members were Messrs. Lipkin, Rosenthal and James. The Audit Committee held two meetings during 1995. For 1996, the Audit Committee members are Messrs. James (Chairman), Barre, McCarthy and Schneider. The Audit Committee recommends to the Board of Directors the independent auditors to be selected for the Company and reviews the following matters with the independent auditors: scope and results of the independent audits; corporate accounting; internal accounting control procedures; adequacy and appropriateness of financial reporting to shareholders and others; and such other related matters as the Audit Committee considers to be appropriate. The Audit Committee also recommends to the Board of Directors any changes in the independent auditing and accounting practices it determines to be appropriate.

         During 1995, the Compensation Committee members were Messrs. Lipkin, Rosenthal and May. The Compensation Committee held one meeting during 1995. For 1996, the Compensation Committee members are Messrs. Holmes (Chairman), Barre and Hennessy. The Compensation Committee recommends to the Board of Directors the compensation of the Company's officers, directors and certain other employees and any bonuses for officers. The Compensation Committee also determines the key employees and directors to whom, and the time or times at which, grants of options under the Company's stock option plans shall be made and the number of shares of Common Stock to be purchasable upon exercise of options granted under the stock option plans, and to interpret the stock option plans and to prescribe, amend and rescind rules and regulations relating thereto, and to make all other determinations deemed necessary or advisable for the administration of the stock option plans. The Compensation Committee also has authority to select who is eligible for the stock option secured loan program.

         During 1996, the Board of Directors formed an Executive Committee whose initial members are Messrs. Carlson (Chairman), Holmes and James. The duties of the Executive Committee include recommending actions to the Board of Directors and acting on behalf of the Board on certain matters when the Board is not in session.

         During 1995, the Nominating Committee members were Messrs. Barre, May and Lipkin. The Nominating Committee held one meeting during 1995. The Nominating Committee was disbanded in 1996. The duties of the Nominating Committee include evaluating and recommending candidates for election to the Board of Directors. The Board of Directors will consider nominees recommended by shareholders. Such nominations should be submitted in writing to the Secretary of the Company at the address noted above.

         The Board of Directors met 12 times during 1995 at regular and special meetings in person or by conference telephone. All incumbent members of the Board of Directors who were directors in 1995 attended more than 75 percent of the total number of meetings of the Board of Directors and all committees of which they were members during 1995.

        The Company indemnifies its executive officers and directors to the extent permitted by applicable law against liabilities incurred as a result of their service to the Company. The Company has two directors and officers liability insurance policies underwritten by the Aetna Casualty and Surety Company and by Fidelity & Casualty Company of New York in the aggregate amount of $5,000,000 renewable annually. The aggregate premium in 1995 was $150,000. No amounts have been claimed under the policies.

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers, directors and beneficial owners of more than 10% of the Common Stock to file reports of ownership and changes in their ownership of the equity securities of the Company with the Securities and Exchange Commission. Based solely on a review of the reports and representations furnished to the Company during the last fiscal year by such persons, the Company believes that each of these persons is in compliance with all applicable filing requirements. Under Section 16(b) of the Exchange Act, such persons also are required to disgorge to the Company any profit realized by any purchase and sale, or any sale and purchase, of equity securities of the Company within any period of less than six months.

         The enclosed proxy provides a means for shareholders to vote for the election of all of the directors listed above, to withhold authority to vote for one or more of such directors, or to withhold authority to vote for all of such directors. Unless a shareholder who withholds authority votes for the election of one or more other persons at the meeting or votes by means of another proxy, the withholding of authority will have no effect upon the election of directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE OFFICERS

         The current executive officers of the Company are as follows:

         Robert A. Carlson, 62, is Chairman and Chief Executive Officer of the Company. Until October 1995, he served as President and CEO of the Company and until December 1989, he was President and Chief Operating Officer of the Company.

         Richard A. Schneider, 43, is the Executive Vice President, Treasurer, Chief Financial Officer and Secretary of the Company. He was elected a director of the Company on February 11, 1993. From October 1988 until December 1992, he served as Vice President - Finance and Treasurer of the Company. He was elected Secretary of the Company in January 1990.

EXECUTIVE COMPENSATION

         The following table sets forth all plan and non-plan compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the executive officers of the Company other than the Chief Executive Officer whose total annual salary and bonus exceeded $100,000 for each of the Company's last three fiscal years (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
                                                                                    -----------------------------------

                                                  ANNUAL COMPENSATION                      AWARDS           PAYOUTS
                                    -----------------------------------------------------------------------------------
           (a)                (b)           (c)             (d)            (e)        (f)          (g)         (h)         (i)
                                                                         OTHER
                                                                          ANNUAL   RESTRICTED   SECURITIES
                                                                         COMPEN-      STOCK     UNDERLYING    LTIP      ALL OTHER
NAME AND PRINCIPAL          FISCAL                                       SATION     AWARD(S)     OPTIONS/    PAYOUTS   COMPENSATION
POSITION                      YEAR      SALARY ($)       BONUS ($)       ($)(1)       ($)        SARS (#)      ($)         ($)
- ---------------------------  -----     ------------     -----------     --------     -----      ----------    -----    ------------
Robert A. Carlson -          1995             $263,000            --       --         --         250,000(4)    --         $59,071(2)
Chairman and Chief           1994              275,000            --       --         --         138,983(5)    --          66,324(2)
Executive Officer            1993              260,000      $ 68,790       --         --          64,347       --          69,652(2)

Richard A. Schneider -       1995              152,000         8,500       --         --         125,000(4)    --           7,630(3)
Executive Vice               1994              149,000            --       --         --          94,389(5)    --          12,426(3)
President, Treasurer,        1993              138,000        27,380       --         --          23,442       --          13,993(3)
Chief Financial Officer
and Secretary

(1) The aggregate amount of all perquisites and other personal benefits paid to any Named Executive is not greater than either $50,000 or 10% of the total of the annual salary and bonus reported for such Named Executive.

(2) Includes $59,122, $59,022 and $59,071 of life insurance premiums paid on term life and split dollar policies by the Company on behalf of Mr. Carlson in each of the years 1993, 1994 and 1995, respectively, as well as $7,909, $7,302 and $0 of matching contributions made by the Company under the 401(k) deferred compensation plan and $2,621, $0 and $0 of contributions made by the Company under the profit sharing portion of such plan for the benefit of Mr. Carlson for each of the years 1993, 1994 and 1995, respectively.

(3) Includes $7,637, $7,603 and $7,630 of life insurance premiums paid on term life and split dollar policies by the Company on behalf of Mr. Schneider in each of the years 1993, 1994 and 1995, respectively, as well as $4,166, $4,823 and $0 of matching contributions made by the Company under the 401(k) deferred compensation plan and $2,190, $0 and $0 of contributions made by the Company under the profit sharing portion of such plan for the benefit of Mr. Schneider for each of the years 1993, 1994 and 1995, respectively.

(4) Options to acquire shares of the Common Stock that were granted in fiscal year 1994. At the same time, options for Mr. Carlson (102,951) and Mr. Schneider (54,996) were canceled.

(5) Options to acquire shares of the Common Stock that were granted in fiscal year 1995. At the same time, options for Mr. Carlson (214,485) and Mr. Schneider (95,327) were canceled.

EMPLOYMENT AGREEMENTS

         The Company entered into an Employment Agreement (the "Carlson Employment Agreement") with Robert A. Carlson on October 16, 1995. Pursuant to the Carlson Employment Agreement, the term of Mr. Carlson's employment commenced on October 16, 1995 and will continue until November 30, 1997. Mr. Carlson will be paid salary at a rate of $214,500 per annum which represents a 25% reduction in salary from the prior year's level. In addition to such salary and assuming the Company attains certain annual targets, the Company will pay to Mr. Carlson an annual bonus equal to 100% of his salary. In addition, Mr. Carlson will be eligible to participate in all employee benefit programs, will be entitled to four weeks vacation, will continue to participate in the Company's retirement program, will be provided with use of a Company car, and was granted options to purchase 250,000 shares of Common Stock at a per share exercise price of $2.50 (such options to replace approximately 214,000 previously issued options which were canceled). In addition, if the Company decides to terminate Mr. Carlson's employment without cause, the Company has agreed to provide Mr. Carlson with 20 days written notice, and provide him with a severance payment of a pro rata share of unused vacation for the full year plus a pro rata bonus under the Company's Bonus Plan, if the Company in its sole discretion so determines. In addition, the Company will pay Mr. Carlson either his salary for the remainder of the term under the agreement or one year's salary, whichever is greater. If the Company decides to terminate Mr. Carlson's employment for cause, the Company will provide 20 days written notice, and reason for the termination. Mr. Carlson will have those 20 days to effect a cure to the Company's satisfaction, and, if so cured, such reason will no longer constitute cause for removal.

         The Company entered into an Employment Agreement (the "Schneider Employment Agreement") with Richard A. Schneider on October 16, 1995. Pursuant to the Schneider Employment Agreement, the term of Mr. Schneider's employment commenced on October 16, 1995 and will continue until October 16, 1997. Mr. Schneider will be paid salary at a rate of $135,000 per annum which represents a 25% reduction in salary from the prior year's level. In addition to such salary and assuming the Company attains certain annual targets, the Company will pay to Mr. Schneider an annual bonus equal to 87% of his salary. In addition, Mr. Schneider will be eligible to participate in all employee benefit programs, will be entitled to three weeks vacation, will continue to participate in the Company's retirement program, will be provided with use of a Company car, and was granted options to purchase 125,000 shares of Common Stock at a per share exercise price of $2.50 (such options to replace approximately 95,000 previously issued options which were canceled). In addition, if the Company decides to terminate Mr. Schneider's employment without cause, the Company has agreed to provide Mr. Schneider with 20 days written notice, and provide him with a severance payment of a pro rata share of unused vacation for the full year plus a pro rata bonus under the Company's Bonus Plan, if the Company in its sole discretion so determines. In addition, the Company will pay Mr. Schneider either his salary for the remainder of the term under the agreement or one year's salary, whichever is greater. If the Company decides to terminate Mr. Schneider's employment for cause, the Company has agreed to provide 20 days written notice, and reason for the termination. Mr. Schneider will have those 20 days to effect a cure to the Company's satisfaction, and, if so cured, such reason will no longer constitute cause for removal. In addition and pursuant to the Schneider Employment Agreement, the Company will loan to Mr. Schneider the equivalent of the difference between his net salary and the net salary he was receiving immediately prior to the execution of the Schneider Employment Agreement ($550.00 per week). This loan will be repayable out of any bonus paid to Mr. Schneider on account of work performed during the prior year; provided, however, that upon a resignation for Good Reason (as defined) or termination without cause, the full amount outstanding under such loans will be discharged in full.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

         The Company entered into Executive Termination Agreements with Messrs. Carlson, Schneider and five other employees, which provide for severance benefits in the event employment terminates within one year following a change in control of the Company unless termination is on account of death, or for cause. The agreements are renewable annually at the option of the Company. The agreements provide severance benefits which include an amount equal to two times annual base salary for Messrs. Carlson and Schneider (the number of years or portions thereof, if less, until Mr. Carlson's sixty-fifth birthday times annual base salary for Mr. Carlson) and one times annual base salary for the three other employees. Mr. Carlson's and Mr. Schneider's Executive Termination Agreements have been superseded by their employment agreements and two other employee's Executive Termination Agreements terminated when they resigned from the Company. Such agreements were not renewed for 1996.

STOCK OPTIONS

         The table below summarizes the options granted to the Named Executives in 1995 and their potential realizable values.

                            OPTION/SAR GRANTS IN 1995

                                                                                                       POTENTIAL
                                                                                                  REALIZABLE VALUE AT
                                                                                                    ASSUMED ANNUAL
                                                                                                 RATES OF STOCK PRICE
                                                                                                     APPRECIATION
                                   INDIVIDUAL GRANTS                                               FOR OPTION TERM(1)
- -----------------------------------------------------------------------------------------     ---------------------------
             (a)                   (b)             (c)            (d)           (e)                (f)          (g)
                                NUMBER OF      % OF TOTAL
                                SECURITIES    OPTIONS/SARS
                                UNDERLYING     GRANTED TO     EXERCISE OR
                               OPTIONS/SARS     EMPLOYEES     BASE PRICE    EXPIRATION
NAME                           GRANTED (#)   IN FISCAL YEAR     ($/SH)         DATE              5% ($)       10% ($)
- -------------------------------------------  --------------    --------       ------            --------     --------
Robert A. Carlson -
President and Chief               250,000(2)   49%                   $2.50       6 years               -0-      $176,631
Executive Officer

Richard A. Schneider -
Executive Vice President           125,000(2)   24%                  $2.50       6 years               -0-      $ 88,316
Treasurer and Secretary


- --------

(1) Option price compounded annually at 5% and 10% over the six year term minus the exercise price times the number of shares subject to the option.

(2) Such options were granted on October 16, 1995 in connection with the cancellation of options granted for approximately the same number of shares at earlier dates. The terms of such options call for such options to become exercisable at a rate of 50% per year on the first two anniversary dates of the grant. All such options are to expire after the sixth anniversary of the date of grant.

         No options were exercised during 1995 by the Named Executives.

         The table below sets forth certain information with respect to the cancellations and grants described in footnote (2) to the Option/SAR Grants table above.

                            TEN-YEAR OPTION REPRICING

           (a)                  (b)           (c)            (d)             (e)          (f)             (g)
                                                                                                  Length of Original
                                         Number of     Market Price of  Exercise Price New        Option Term
                                         Options       Stock at Time of at Time of     Exercise   Remaining at Date of
Name                       Date          Canceled      Cancellation     Cancellation   Price      Cancellation
- ---------------------------------------  ---------     -------------    ------------   ---------  ------------
Robert A. Carlson -        01/01/93        13,715            $4.50          $8.17      $5.25      8 years, 7 months
President and              02/23/93        38,060            $4.50          $8.97      $5.25      8 years, 8 months
Chief Executive            11/29/93        15,144            $4.50         $10.82      $5.25      9 years, 6 months
Officer                    01/01/94        26,000            $4.50          $6.25      $5.25      9 years, 7 months
                           01/02/94        10,032            $4.50          $6.25      $5.25      9 years, 7 months
                           11/29/90        15,606            $1.81          $2.67      $2.50      1 month
                           01/02/92        14,348            $1.81          $4.59      $2.50      6 years, 2 months
                           02/18/92        21,847            $1.81          $5.41      $2.50      1 year,  4 months
                           02/18/92        26,046            $1.81          $5.41      $2.50      6 years, 4 months
                           11/01/92        33,687            $1.81          $5.70      $2.50      7 years
                           05/26/94       102,951            $1.81          $5.25      $2.50      3 years, 8 months



Richard A. Schneider -     12/10/92        16,224            $4.50          $6.40      $5.25      8 years, 6 months
Executive Vice             01/01/93         4,474            $4.50          $8.17      $5.25      8 years, 7 months
President,                 05/03/93        14,483            $4.50          $9.06      $5.25      9 years
Treasurer and Secretary    11/29/93         5,422            $4.50         $10.82      $5.25      9 years, 6 months
                           01/01/94        10,400            $4.50          $6.25      $5.25      9 years, 7 months
                           01/02/94         3,993            $4.50          $6.25      $5.25      9 years, 7 months
                           11/29/90         3,987            $1.81          $2.67      $2.50      1 month
                           01/02/92         4,693            $1.81          $4.59      $2.50      6 years, 2 months
                           11/01/92         6,651            $1.81          $5.70      $2.50      7 years
                           05/26/94        54,996            $1.81          $5.25      $2.50      3 years, 8 months
                           07/20/94        25,000            $1.81         $3.875      $2.50      8 years, 9 months



         THE OPTIONS GRANTED ON MAY 26, 1994 WERE FOR A TERM OF FIVE YEARS WITH A VESTING PROVISION OF 25% PER YEAR BEGINNING ON THE ONE YEAR ANNIVERSARY OF THE GRANT. ALL SUCH OPTIONS WERE SUBSEQUENTLY CANCELED AND NEW OPTIONS WERE GRANTED ON OCTOBER 16, 1995 TO MESSRS. CARLSON AND SCHNEIDER FOR 250,000 AND 125,000 SHARES, RESPECTIVELY, AT A PER SHARE EXERCISE PRICE OF $2.50.

SUPPLEMENTAL RETIREMENT PLAN

         The Company has a non-qualified Supplemental Retirement Plan pursuant to which the Company may pay from general revenues to two currently eligible employees the difference between (i) 2.5% (5.0% for the Chairman/CEO) of the average of the employees' highest consecutive five year earnings per year of service to a maximum of 50% and (ii) those benefits payable under the Pension Plan, social security and from any other prior employers' defined benefit pension plan.

         Typical retirement benefits as in effect on December 31, 1995 are shown in the table below:

                 ESTIMATED ANNUAL NORMAL RETIREMENT PENSION AND
                SUPPLEMENTAL BENEFITS FOR VARIOUS COMBINATIONS OF
              SPECIFIED COMPENSATION AND YEARS OF CREDITED SERVICE

                                           YEARS OF CREDITED SERVICE AT RETIREMENT
     REMUNERATION                10            15           20            25            30            35
     ------------              ------        ------       ------        ------        ------        ----
       $  50,000           $  4,610      $  6,915      $  9,220     $  8,125      $ 13,830       $ 13,830
          75,000              7,485        11,228        14,970       14,888        22,455         22,455
         100,000             10,360        15,540        20,720       22,075        31,080         31,080

         125,000             13,235        19,853        26,470       29,263        39,705         39,705
         150,000             16,110        24,165        32,220       36,450        48,330         48,330
         175,000             18,985        28,478        37,970       43,638        56,955         56,955

         200,000             21,860        32,790        43,720       50,825        65,580         65,580
         225,000             24,735        37,103        49,470       58,013        74,205         74,205
         250,000             25,982        38,972        51,963       59,122        77,945         77,945

         300,000             25,982        38,972        51,963       59,122        77,945         77,945
         400,000             25,982        38,972        51,963       59,122        77,945         77,945

         The benefits shown in the table above have been computed on an actuarial basis and are not subject to any deduction for social security or other offset amounts. The compensation covered by the Pension Plan includes the amounts shown in columns (c), (d) and (e) of the Summary Compensation Table.

         It is estimated that Messrs. Carlson and Schneider, who have ten and six years of credited service, respectively, will receive each year at normal retirement age the following total aggregate annual amounts under the Pension Plan and the non-qualified Supplemental Retirement Plan: $160,213 and $66,818, respectively.

DIRECTOR COMPENSATION

         During 1995, each director who was not also an officer of the Company was paid an annual retainer of $9,000 plus a uniform fee of $1,000 for each Board and committee meeting attended in person. During 1995, directors who were also officers of the Company received no remuneration for attendance at Board and committee meetings. The Board of Directors has voted to increase the annual retainer to $15,000 and to increase the uniform fee to $2,500 for each Board and committee meeting attended in person.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended December 31, 1995, the members of the Compensation Committee were John M. May (Chairman), Walter Lipkin and Robert D. Rosenthal. During fiscal year 1995 and formerly, none of such persons was an officer of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director of the Company, except that Mr. Lipkin served as a Vice President or Senior Vice President and Treasurer of the Company from 1954 through 1989. In addition, during the fiscal years ended December 31, 1995, no executive officer of the Company served as a director or a member of the compensation committee of another entity, one of whose executive officers served as a director or on the Compensation Committee of the Company. Messrs. Lipkin, May and Rosenthal have resigned as directors of the Company.

COMPENSATION COMMITTEE REPORT ON OPTION REPRICING FOR FISCAL 1995

         In part because the Company's executive officers were not awarded any of their target bonuses for 1995, the Compensation Committee recommended that certain options granted to such executive officers be repriced so as to serve as a more meaningful motivation for such executive officers and to align such executive officer's interests more closely with those of the Company's shareholders. The granting to such executive officers of options to purchase an aggregate of 197,283 shares of Common Stock at an exercise price of $5.25 per share was directly associated with the cancellation of a like amount of options with exercise prices ranging from $10.82 to $6.25 per share.

                                      Charles S. Holmes, Chairman
                                      Stephen A. Barre
                                      Edward L. Hennessy, Jr.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION FOR FISCAL 1995

         The Compensation Committee recommends to the Board of Directors the compensation of the Company's officers, directors and certain other employees and any bonuses for officers. The Compensation Committee's recommendations for compensation during 1995 were accepted by the Board of Directors.

         The salary of the executive officers is reviewed annually by the Compensation Committee with reference to a survey of the compensation levels of the executive officers of companies in the electronics industry of a comparable size and of selected public companies which the Compensation Committee believes are competitors of, or similarly situated to, the Company. When setting the salary of the executive officers for 1995, the Compensation Committee reviewed the American Electronics Association's 1992 Executive Compensation Survey of the Electronics Industry (the "AEA Survey") which used data from over 515 companies nationwide, including data for companies in the same general business and of a similar size to the Company. Based on this review, the salaries of the Company's executive officers was set in the 75th percentile of the salaries paid by the companies in the AEA Survey. Bonus targets are separately established at the beginning of each year with reference to the Company's performance against preset criteria principally relating to corporate profit and growth, in each case as established by the Compensation Committee. Target bonus amounts which may be earned are established as a percentage of base salary by the Compensation Committee by reference to the previously described survey. For 1995, these target bonus amounts ranged from 20 to 50 percent of the officer's base salary which was also in the 75th percentile of the bonuses paid by the companies in the AEA Survey. Bonuses are paid based upon actual results of operations for the year against the pre-established targets. For 1995, such targets related to earnings per share. None of the executive officers were awarded any of their target bonus based on the Company's results compared to the earnings per share targets previously established. However, Mr. Schneider was awarded a bonus of $8,500 for his outstanding effort in connection with the negotiation, execution and delivery of the Amended and Restated Credit Agreement, dated as of April 12, 1995, as amended to date, with the Company's two bank lenders.

         Mr. Carlson's compensation during 1995 was composed of $285,000 in salary and no bonus. The Compensation Committee established his salary in the 75th percentile of compensation of chief executive officers of selected companies, as previously described, but later in the year reduced his salary by 25%. Mr. Carlson was not awarded any of his target bonus based on the Company's results compared to the criteria established at the beginning of the year related to earnings per share.

                                      Charles S. Holmes, Chairman
                                      Stephen A. Barre
                                      Edward L. Hennessy, Jr.

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the cumulative total shareholder return on the Common Stock for each of the Company's five fiscal years ending December 31, 1995 with the cumulative total return (assuming reinvestment of dividends) of (i) The Nasdaq Stock Market index (U.S. companies) and (ii) the Nasdaq non-financial stocks index.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                   AMONG NAI TECHNOLOGIES, NASDAQ STOCK MARKET
                      INDEX AND NASDAQ NON-FINANCIAL INDEX

                             [PERFORMANCE GRAPH]

- ---------------------------------------------------------------------------------------------------
                      1990         1991          1992         1993          1994         1995
                      ----         ----          ----         ----          ----         ----
- ---------------------------------------------------------------------------------------------------
The Company             $100          $155         $279          $213         $ 91          $ 51
- ---------------------------------------------------------------------------------------------------
Nasdaq SMI               100           161          187           215          210           296
- ---------------------------------------------------------------------------------------------------
Nasdaq NFI               100           161          176           203          195           268
- ---------------------------------------------------------------------------------------------------

PRINCIPAL AND MANAGEMENT SHAREHOLDINGS

         The following table sets forth information concerning persons or groups who are known by the Company to be the beneficial owners of more than 5% of the Common Stock as of June 28, 1996. The information in the table below is based upon information furnished to the Company by such persons and statements filed with the Securities and Exchange Commission (the "Commission").

                                                       NUMBER OF SHARES OF
                                                          COMMON STOCK                      PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                   BENEFICIALLY OWNED(1)            COMMON STOCK
- ------------------------------------                   ------------------               ------------
Charles S. Holmes
P.O. Box 2850
Southampton, NY  11969(2)                                     3,000,000                      28.70%

Pioneering Management Corporation
60 State Street
Boston, MA  02114(3)                                            696,500                       8.23%

Fundamental Management Corporation
4000 Hollywood Boulevard
Suite 610N
Hollywood, FL  33021(4)                                       1,150,636                      12.49%

- ------------------------

1) To the knowledge of the Company, beneficial owners named in the above table have sole voting power with respect to the shares listed opposite their names.

2) Mr. Holmes is a director of the Company. These shares are comprised of 2,000,000 shares underlying certain Warrants exercisable at $2.50 per share and 1,000,000 shares of Common Stock owned by Mr. Holmes. The ownership percentage is calculated as if such Warrants had been exercised as of June 28, 1996.

3) These shares are reportedly owned by a passive investor. Pioneering Management Corporation is the investment company advisor of such investor and is registered under Section 203 of the Investment Advisers Act of 1940.

4) These shares are reportedly owned by various limited partnerships, of which Fundamental Management Corporation is the general partner. C. Shelton James, a director of the Company, is the President and a director of Fundamental Management Corporation. These shares are composed of 400,636 shares of Common Stock, 250,000 shares underlying certain Warrants exercisable at $2.50 per share and 500,000 shares underlying $1,000,000 of Notes convertible into shares at $2.00 per share. Excludes 14,793 shares of Common Stock owned by Mr. James as to which shares Fundamental Management Corporation disclaims beneficial ownership. The ownership percentage is calculated as if such Warrants and Notes had been converted as of June 28, 1996.

         Shares of Common Stock beneficially owned as of June 28, 1996 by each director and executive officer of the Company and by all directors and executive officers of the Company as a group are set forth in the following table. This table is based upon information furnished to the Company by such persons and statements filed with the Commission.

                        BENEFICIAL OWNERSHIP OF SHARES(1)

                                                    NUMBER OF SHARES OF
                                                        COMMON STOCK                      PERCENT OF
NAME                                                 BENEFICIALLY OWNED(2)              COMMON STOCK(3)
- ----                                                 -------------------                ------------
Robert A. Carlson                                             100,467                           1.20%
Stephen A. Barre                                               17,654                          --
Edward L. Hennessy, Jr.                                           -0-                          --
Charles S. Holmes(4)                                        1,000,000                          11.82%
C. Shelton James(5)                                            14,793                          --
Dennis McCarthy                                                   -0-                          --
Richard A. Schneider                                           16,812                          --
All directors and officers as a group
(7 persons)                                                 1,149,721                          13.59%

- ------------------------

- --  =  Less than 1%

1) Directors and executive officers have sole voting power and sole investment power with respect to the shares listed opposite their names.

2) Excludes options exercisable within 60 days of June 28, 1996 for such persons as follows: Mr. Carlson, -0-; Mr. Barre, 3,120; Mr. Hennessy, -0-; Mr. Holmes, -0-; Mr. James, 7,401; Mr. McCarthy, -0-; Mr. Schneider, -0-; and all directors and officers as a group, 16,751.

3) The percentages of Common Stock outstanding are based on 8,459,437 shares outstanding on June 28, 1996.

4) Excludes Warrants to purchase 2,000,000 shares of Common Stock owned by Mr. Holmes.

5) Excludes 400,636 shares of Common Stock, Warrants to purchase 250,000 shares of Common Stock and Notes convertible into 500,000 shares of Common Stock owned by various limited partnerships of which Fundamental Management Corporation, an investment company of which Mr. James is President and a director, as to which shares Mr. James shares voting and dispositive power.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 13, 1995, Charles S. Holmes loaned the Company $1,000,000 at 12% interest, and received a fee of 3% of such principal amount (the "Holmes Transaction"), and in December 1995, Mr. Holmes loaned the Company an additional $1,000,000 on the same terms, both of which loans were integrated with the Company's private placement (the "Holmes Transaction") of 12% Convertible Subordinated Notes due January 15, 2001 (the "Notes") and Warrants to purchase Common Stock (the "Warrants") and Mr. Holmes received 2,000 Units consisting of $2,000,000 aggregate principal amount of Notes and Warrants to purchase 500,000 shares of Common Stock in exchange therefor. In connection with the Holmes Transaction, Mr. Holmes became a director of the Company in October 1995. In connection with the Holmes Transaction, the Company issued Warrants to purchase an aggregate of 1,200,000 additional shares of Common Stock at $2.50 per share to Mr. Holmes for advisory services in connection with the Private Placement and the engagement of Commonwealth Associates as the Company's placement agent.

         In December 1995 and January 1996, Active Investors II, Ltd. loaned the Company $500,000 and $400,000, respectively, at 12% interest (the "James Transaction"), both of which loans were integrated with the James Transaction and Active Investors received 900 Units consisting of $900,000 aggregate principal amount of Notes and Warrants to purchase 225,000 shares of Common Stock in exchange therefor. On May 2, 1996, Active Investors purchased an additional 100 Units from the Company consisting of $100,000 aggregate principal amount of Notes and Warrants to purchase 25,000 shares of Common Stock. C. Shelton James, a director of the Company, is the President and a director of Active Investors. Active Investors and certain affiliated limited partnerships currently own shares of Common Stock of the Company.

         In connection with the Private Placement, the Company agreed to use its best efforts to cause the resignation of two then-current members of the Board of Directors and cause to be elected as directors two individuals acceptable to the Company and who are designated by the investors (including one designated solely by Mr. Holmes) and one designated solely by Active Investors. Dennis McCarthy was designated to serve in such capacity by Mr. Holmes, while Edward L. Hennessy, Jr. was designated to serve in such capacity by Active Investors, and each became a director of the Company on March 6, 1996.

         On May 9, 1996, the Company entered into an agreement with Mr. Holmes which provided that in consideration of his converting the 12% Convertible Subordinated Promissory Note due 2001 of the Company in the aggregate unpaid principal amount of $2,000,000 held by him (the "Note") into 1,000,000 shares of Common Stock of the Company as provided in Section 6 of the Note (the "Conversion") which enabled the Company to achieve recompliance with the Net Tangible Asset Requirement of The Nasdaq Stock Market, Inc., the Company would immediately grant Mr. Holmes warrants to purchase 300,000 shares of Common Stock at any time and from time to time on or before February 15, 2002 at an exercise price of $3.00 per share, subject to adjustment in certain events.

                  RATIFICATION AND APPROVAL OF THE ADOPTION OF
                           THE 1996 STOCK OPTION PLAN

         Shareholders are being requested at the Annual Meeting to consider and act upon a proposal to ratify the 1996 Stock Option Plan (the "1996 Stock Option Plan") for key management employees and directors.

         The following is a summary of certain provisions of the 1996 Stock Option Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 1996 Stock Option Plan, which is set forth in its entirety in Appendix 4 hereto.

PURPOSE; ELIGIBILITY

         The purpose of the 1996 Stock Option Plan is to advance the interests of the Company by providing, through the grant of options to purchase shares of Common Stock, a larger personal and financial interest in the success of the Company to key management employees and directors upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations. The Company believes that the acquisition of such interests stimulate the efforts of such key management employees and directors on behalf of the Company and strengthen their desire to remain in the employ of the Company.

         All key management personnel and directors of the Company and its subsidiaries and affiliates are eligible to receive options under the 1996 Stock Option Plan. Recipients of options are selected by the Compensation Committee (as hereinafter defined).

ADMINISTRATION

         The 1996 Stock Option Plan will be administered by the Compensation Committee composed of three members of the Board of Directors, none of whom will be eligible to be granted an option under the 1996 Stock Option Plan during his tenure on the committee. The Compensation Committee will have the authority to
(i) select the key management employees and directors of the Company to whom options may be granted under the 1996 Stock Option Plan; (ii) determine the number of shares subject to each option and the terms and conditions, not inconsistent with the provisions of the 1996 Stock Option Plan, governing such option; (iii) interpret the 1996 Stock Option Plan and any option granted thereunder; (iv) establish such rules and regulations as it deems appropriate for the administration of the 1996 Stock Option Plan; and (v) take such other action as it deems necessary or desirable for the administration of the 1996 Stock Option Plan.

         The Board of Directors may amend the 1996 Stock Option Plan in any respect from time to time, provided that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Securities Exchange Act of 1934 or any other rule or regulation, and provided further that any action of the Board of Directors and the shareholders may not impair the rights of a recipient without the consent of such recipient.

SHARES SUBJECT TO 1996 STOCK OPTION PLAN

         If approved by the shareholders, 400,000 shares of Common Stock will be reserved for issuance under the 1996 Stock Option Plan. Such shares will be set aside out of the authorized and unissued shares of Common Stock or shares held in treasury.

         Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be subject to an option under the 1996 Stock Option Plan. In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization or other similar change in the capital stock of the Company or in the event of the merger or consolidation of the Company with or into any other corporation or the reorganization of the Company, the number of shares covered by each outstanding option granted under the 1996 Stock Option Plan, the price per share thereof and the total number of shares for which options may be granted under the 1996 Stock Option Plan are adjusted by the Board of Directors in a manner it determines to be appropriate and equitable.

         Subject to the approval of the shareholders of the Company, the 1996 Stock Option Plan will be effective as of March 6, 1996, and will terminate on March 6, 2006 or such earlier date as the Board of Directors may determine. Any option outstanding under the 1996 Stock Option Plan at the time of its termination will remain in effect in accordance with the terms and conditions of the 1996 Stock Option Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the 1996 Stock Option Plan are nonstatutory stock options not intended to qualify as incentive stock options under the Internal Revenue Code.

         The option price per share of Common Stock underlying each option will be the fair market value of a share of Common Stock on the date of grant of such option. Options will have such term as will be fixed by the Compensation Committee, provided that no option may be exercised during the first year after the date of grant of such option or after the expiration of ten years from its date of grant.

         In general, no person may exercise an option more than 30 days after the first date on which he is neither an employee nor a director of the Company. If the recipient ceases to be an employee or director of the Company by reason of death, disability, or (in the case of an employee) retirement at or after normal retirement age under any pension plan of the Company, he or his estate may exercise any options held by him within 12 months from the first date on which he is neither an employee nor a director of the Company. Except as otherwise determined by the Compensation Committee, the options are exercised with respect only to such number of shares of Common Stock as to which the right of exercise had accrued prior to such termination of employment. In no event may an option be exercised after the expiration of the term of such option.

         The 1996 Stock Option Plan permits the purchase price of shares of Common Stock acquired by exercise of an option to be paid in cash or in shares of Common Stock valued at their fair market value on the date of exercise, or in a combination thereof. Alternatively, an option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee deems necessary.

         No option will be assignable or transferable by the recipient except by will or by the laws of descent and distribution. During the lifetime of a recipient, options may be exercisable only by such recipient.

FEDERAL INCOME TAX CONSEQUENCES

         Under current law, the Federal income tax treatment of options granted under the 1996 Stock Option Plan is as set forth below.

         The grant of an option will have no immediate tax consequences to the Company or the employee. The exercise of an option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option, an employee will recognize long- or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

         The Company will be entitled to a deduction at the same time and in the same amount as the employee is in receipt of income in connection with his exercise of an option. Such amount will not be exempt, however, from Section 162(m) of the Internal Revenue Code, which limits to $1 million a publicly held corporation's deduction in any taxable year for compensation (other than certain exempted compensation) paid to an individual who is its chief executive officer or one of its four other most highly compensated officers.

ACCOUNTING TREATMENT

         The Company currently accounts for the grant or exercise of options using the accounting method prescribed by APB opinion 25 which does not result in a charge against the Company's earnings. The Company does not cursently expect to adopt the accounting method prescribed by SFAS 123; however, the Company will include the pro forma disclosures required by SFAS 123 when required.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required for the ratification and adoption of the 1996 Stock Option Plan. Accordingly votes "withheld" will count as a vote "against" ratification and approval of the 1996 Stock Option Plan. The Board of Directors has not determined what action will be taken if the 1996 Stock Option Plan is not approved by the shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE ADOPTION OF THE COMPANY'S 1996 STOCK OPTION PLAN.

                            ADOPTION OF AMENDMENTS TO
                    THE 1993 STOCK OPTION PLAN FOR DIRECTORS

         Shareholders are being requested at the Annual Meeting to consider and act upon a proposal to (1) amend paragraph 6 of the 1993 Stock Option Plan for Directors (the "1993 Stock Option Plan") which will increase from 1,560 to 5,000 the number of options granted to directors upon election or reelection of Common Stock available for the grant of stock options, (2) amend paragraph 8 of the 1993 Stock Option Plan which will increase from 11 months to one year after their date of grant the time at which options will become exercisable and (3) amend paragraph 10 of the 1993 Stock Option Plan to permit the exercise of an option by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes.

         The following is a summary of certain provisions of the 1993 Stock Option Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 1993 Stock Option Plan, which is set forth in its entirety in Appendix 5 hereto.

         To date, 216,320 shares of Common Stock have been reserved for issuance under the 1993 Stock Option Plan. Such shares are set aside out of the authorized and unissued shares of Common Stock or shares held in treasury. If approved by the shareholders, the proposed amendment to paragraph 6 of the 1993 Stock Option Plan would increase the number of options granted to directors upon election or reelection from 1,560 to 5,000.

PURPOSE; ELIGIBILITY

         The purpose of the 1993 Stock Option Plan is to advance the interests of the Company by providing non-employee directors of the Company, through the grant of options to purchase shares of Company Common Stock, with a larger personal and financial interest in the Company's success.

         Only directors who are not full time employees of the Company or an affiliate of the Company will be eligible to be granted options under the 1993 Stock Option Plan. Based on the current composition of the Board of Directors, Messrs. Barre, James, Hennessy, Holmes and McCarthy will be eligible to be granted options under the 1993 Stock Option Plan while Mr. Carlson and Mr. Schneider will not.

ADMINISTRATION; AMENDMENT

         The 1993 Stock Option Plan is administered by the compensation committee (the "Compensation Committee") of the Board of Directors of the Company. The Compensation Committee has full power and authority to (i) determine the terms and conditions, not inconsistent with the provisions of the 1993 Stock Option Plan, governing each option granted under the 1993 Stock Option Plan; (ii) interpret the 1993 Stock Option Plan and any option granted thereunder; (iii) establish such rules and regulations as it deems appropriate for the administration of the 1993 Stock Option Plan; and (iv) take such other action as it deems necessary or desirable for the administration of the 1993 Stock Option Plan.

         The Board of Directors may amend the 1993 Stock Option Plan in any respect from time to time; provided, however, that no amendment may become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the 1993 Stock Option Plan or if the failure to obtain such approval would adversely affect the compliance of the 1993 Stock Option Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, as amended, or any other rule or regulation; and provided, further, that the 1993 Stock Option Plan may not be amended more than once in any six month period. No amendment may, without the consent of a participant, impair his rights under any option previously granted under the 1993 Stock Option Plan.

         The Board of Directors has the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding options to permit their exercise prior to the effectiveness of any such transaction and to terminate such options as of such effectiveness. If the Board of Directors exercises such power, all options then outstanding will be deemed to have been amended to permit the exercise thereof in whole or in part by the holder at any time or from time to time as determined by the Board prior to the effectiveness of such transaction and such options shall be deemed to terminate upon such effectiveness.

SHARES SUBJECT TO THE 1993 STOCK OPTION PLAN

         Options may be granted from time to time under the 1993 Stock Option Plan for the purchase, in the aggregate, of not more than 156,000 (as adjusted) shares of Common Stock (subject to adjustment as hereinafter provided). Such shares may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. The closing price per share of Common Stock on June 14, 1996 as reported on the Nasdaq National Market was $3.375.

         Commencing with the election of directors at the Company's 1993 Annual Meeting of Shareholders, each non-employee director elected or reelected as a director of the Company received, on the date of each such election or reelection, a grant of an option to purchase 1,000 shares of Common Stock (subject to adjustment as hereinafter provided). It is proposed that this provision be amended to grant an option to purchase 5,000 shares (subject to adjustment as hereinafter provided) to each non-employee director commencing with the election of directors at the Annual Meeting.

         In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company, there shall be substituted for or added to each share theretofore appropriated for the purposes of the 1993 Stock Option Plan or thereafter subject, or which may become subject, to an option under the 1993 Stock Option Plan, the number and kind of shares of stock or other securities into which each outstanding share of Company Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding options will be appropriately amended as to price and other terms in a manner consistent with the aforementioned adjustment to the shares subject to the 1993 Stock Option Plan.

         The 1993 Stock Option Plan was effective as of February 11, 1993, and will terminate on February 11, 2003, or such earlier date as the Board of Directors may determine. Any option outstanding under the 1993 Stock Option Plan at the time of its termination will remain in effect in accordance with its terms and conditions and those of the 1993 Stock Option Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the 1993 Stock Option Plan are nonstatutory options not qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended.

         The price at which shares of Common Stock may be purchased upon the exercise of an option granted under the 1993 Stock Option Plan will be the fair market value of such shares on the date of grant of such option.

         Options will be granted for terms of ten years. Options currently become exercisable 11 months after their date of grant and may not be exercised prior to that date. It is proposed that this provision be amended to increase such period from 11 months to one year.

         In general, no person may exercise an option more than 30 days after the first date on which he ceases to be a Director of the Company. If a participant ceases to be a Director of the Company by reason of death or disability, he or his estate may exercise any options held by him within 12 months after the date he ceases to be a Director of the Company. An option may be exercised following the termination of a participant's directorship only if the right of exercise had accrued on or before the last day on which he was a Director of the Company. In no event may an option be exercised after the expiration of the term of such option.

        The 1993 Stock Option Plan permits the purchase price of shares of Common Stock acquired by exercise of an option to be paid in cash or in shares of Common Stock valued at their fair market value on the date of exercise, or in a combination thereof. It is proposed that this provision be amended to add that, alternatively, an option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

         No option is assignable or transferable by the recipient other than by will or by the laws of descent and distribution. During the lifetime of a recipient, options may be exercisable only by such recipient.

FEDERAL INCOME TAX CONSEQUENCES

         Under current law, the Federal income tax treatment of options granted under the 1993 Stock Option Plan is as set forth below.

         The grant of an option will have no immediate tax consequences to the Company or the Director. The exercise of an option will require a Director to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option, a Director will recognize long- or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

         The Company will be entitled to a deduction at the same time and in the same amount as the Director is in receipt of income in connection with his exercise of an option.

ACCOUNTING TREATMENT

         The Company currently accounts for the grant or exercise of options using the accounting method prescribed by APB opinion 25 which does not result in a charge against the Company's earnings. The Company does not currently expect to adopt the accounting method prescribed by SFAS 123; however, the Company will include the pro forma disclosures required by SFAS 123 when required.

PROPOSED AMENDMENTS

         If approved by the shareholders, the proposed amendment to paragraph 6 of the 1993 Stock Option Plan would increase the number of options granted to directors upon election or reelection from 1,560 to 5,000 commencing with the election of directors at the Annual Meeting while the proposed amendment to paragraph 8 would increase from 11 months to one year after their date of grant the time at which options will become exercisable and the proposed amendment to paragraph 10 would permit the exercise of an option by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes. Such changes are highlighted in the text of the 1993 Stock Option Plan which is set forth in Appendix 3 hereto. No other changes to the 1993 Stock Option Plan are contemplated by the proposed amendments thereto.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of shares of Common Stock present at the Annual Meeting and voting is required for the ratification and adoption of the amendments to the 1993 Stock Option Plan. Accordingly votes "withheld" will not count as a vote "against" ratification and approval of the amendment to the 1993 Stock Option Plan. The members of the Board acknowledge that they and future directors would personally benefit from such approval. The Board believes, however, that the 1993 Stock Option Plan is important to the Company's ability to attract and retain qualified individuals to serve as directors and will advance the Company's interests by providing non-employee directors with a larger personal and financial interest in the Company's success. The Board of Directors has not determined what action will be taken if the adoption of the amendments to the 1993 Stock Option Plan are not ratified by the shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE ADOPTION OF THE AMENDMENTS TO THE 1993 STOCK OPTION PLAN FOR DIRECTORS.

             RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected KPMG Peat Marwick, Jericho, New York, as the Company's independent auditors for the year ending December 31, 1996. In accordance with the by-laws of the Company, the Board of Directors is submitting its selection of KPMG Peat Marwick to the shareholders for ratification and approval. If the selection is not ratified and approved, the Board of Directors will reconsider its choice. KPMG Peat Marwick, an international firm of certified public accountants, has been retained as auditors by the Company each year since 1981. A representative of KPMG Peat Marwick is expected to be present at the Annual Meeting to make a statement, should the representative desire to do so, and to answer appropriate questions from shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF THE SELECTION OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Shareholder proposals for inclusion in the proxy materials and consideration at the 1997 Annual Meeting of Shareholders, if any, must be received by the Company on or before March 5, 1997 in order to be included in the proxy material of the Company for that meeting.

                                        By Order of the Board of Directors,


                                        Richard A. Schneider,
                                        Secretary

Dated:   July 3, 1996

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE (EXCEPT FOR EXHIBITS TO SUCH ANNUAL REPORT, WHICH WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS) BY ANY SUCH PERSON SOLICITED HEREUNDER BY WRITING TO: RICHARD A. SCHNEIDER, SECRETARY, NAI TECHNOLOGIES, INC., 2405 TRADE CENTRE AVENUE, LONGMONT, COLORADO 80503.

                                   APPENDIX 1

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       of

                             NAI Technologies, Inc.
                            (a New York corporation)

                       (Under Section 805 of the Business
                    Corporation Law of the State of New York)

         The undersigned, desiring to amend a certificate of incorporation under the provisions of the Business Corporation Law of the State of New York (hereinafter referred to as the "BCL"), hereby certifies as follows:

         FIRST. The name of the corporation is NAI Technologies, Inc. (hereinafter referred to as the "Corporation"). The name under which the Corporation was originally formed is North Atlantic Industries, Inc.

         SECOND. The original Certificate of Incorporation of the Corporation was filed by the New York Department of State on July 15, 1954. The Restated Certificate of Incorporation of the Corporation was filed by the New York Department of State on August 19, 1991.

         THIRD. Paragraph "7" of the Certificate of Incorporation of the Corporation, which sets forth (i) certain provisions with respect to the number of directors of the Corporation; (ii) the procedure for nominating a director of the Corporation; (iii) certain provisions with respect to governance of the Board of Directors of the Corporation; (iv) certain procedures for calling a special meeting of shareholders of the Corporation; and (v) certain procedures required to amend Paragraph 7 of the Certificate of Incorporation of the Corporation and certain definitions applicable to said Paragraph 7, is hereby eliminated in its entirety and the following language is substituted in lieu thereof which has the effect of creating a classified Board of Directors containing two classes, one class having four members and one class having three members:

         "7. The number of directors of the Corporation shall be seven and shall contain two classes, designated Class I and Class II, as shall be specified by the continuing directors. Class I shall consist of four directors and Class II shall consist of three directors. Both Class I and Class II directors shall serve until the second and next annual meeting of shareholders following ratification and approval by the shareholders of this Section 7. At each annual meeting of shareholders following such approval, successors to the class of directors whose term expires at such annual meeting shall be elected for a two year term. A director shall hold office until the annual meeting of shareholders for the year in which his term expires and until his successor shall be elected and shall qualify, subject however, to prior death, resignation, retirement, disqualification or removal for cause from office. Any vacancy on the Board of Directors may be filled by the directors then in office, although less than a quorum, or by a sole remaining director."

         FOURTH: The aforesaid amendment to the Certificate of Incorporation of the Corporation was authorized by the vote of the Board of Directors of the Corporation taken at a meeting of said Board of Directors followed by the vote of the holders of a majority of all outstanding shares of the Corporation entitled

                                       1-1
to vote thereon taken at a meeting of said shareholders, respectively, all in accordance with Section 803(a) of the BCL.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed and subscribed in its name this ___ day of August, 1996, and the statements contained herein are affirmed as true under the penalties of perjury.

                                            NAI TECHNOLOGIES, INC.

                                            By____________________________
                                               Robert A. Carlson
                                               Chairman of the Board

                                            By____________________________
                                               Richard A. Schneider
                                               Secretary

                                       1-2

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



                                   APPENDIX 2

            PARAGRAPH 7 OF THE RESTATED CERTIFICATE OF INCORPORATION
                   OF THE COMPANY EXISTING ON THE DATE HEREOF

                  7.(a) The number of directors of the Corporation be no less than three nor more than seven; within such limits, the number of directors shall be as fixed from time to time by vote of the Board of Directors; provided, however, that in the event that a majority of the "continuing directors" determined that an "other entity" (as defined below) beneficially owns twelve (12%) or more of the outstanding shares of stock of the Corporation entitled to vote in the election of directors, the following provisions shall apply, from and after such determination:

                           (i) The number of directors of the Corporation shall
be increased to nine and the newly created directorships resulting from such increase shall be filled by vote of a majority of the directors then in office.

                           (ii) The directors (including both "continuing
directors" (as defined below) and directors elected to fill the newly created directorships) shall be divided into three classes, designated Class I, Class II and Class III, as shall be specified by the continuing directors. Class I directors will serve until the third annual meeting of shareholders following such determination, Class II directors shall serve until the second annual meeting of shareholders following such determination, and Class III directors shall serve until the next annual meeting of shareholders following such determination. At each annual meeting of shareholders following such determination, successors to the class of directors whose term expires at the annual meeting shall be elected for a three-year term. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject however, to prior death, resignation, retirement, disqualification or removal for cause from office. Any vacancy on the Board of Directors may be filled by a majority of the Board of Directors then in office, although less than a quorum, or by a sole remaining director.

                  (b) No person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination is received from a shareholder of record by the Secretary of the Corporation not less than 30 days prior to the date fixed for the meeting, together with the written consent of such person to serve as a director.

                  (c) Except to the extent prohibited by law, the Board of Directors shall have the right (which, to the extent exercised, shall be exclusive) to establish the rights, powers, duties, rules and procedures that from time to time shall govern the Board of Directors and each of its members, including without limitation the vote required for any action by the Board of Directors, the determination by resolution of the Board of Directors of the officers of the Corporation and their respective titles and duties, the determination by resolution of the Board of Directors of the manner of choosing the officers of the Corporation and the terms of their respective offices, the determination by resolution of the Board of Directors of the terms and conditions under which the Corporation shall exercise the powers granted to it as of January 1, 1984 by ss.ss. 721-727 of the New York Business Corporation Law, as such powers may exist from time to time after January 1, 1984, and that from time to time shall affect the directors' power otherwise to manage the business and affairs of the Corporation; and, notwithstanding any other provision of this Certificate of Incorporation to the contrary, no by-law shall be adopted by shareholders which shall interpret or qualify, or impair or impede the implementation of, the foregoing. Any inconsistency between, on the one side, a document which implements the provisions of this subparagraph (c) and sets forth the rights, powers, duties, rules and/or procedures governing the Board of Directors and, on the other side, any by-law or other corporate document shall be construed in favor of the document setting forth such rights, powers, duties, rules and/or procedures.

                                       2-1

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




                  (d) Except to the extent, if any, otherwise required by law, a special meeting of the shareholders of the Corporation may be called only by the President or the Board of Directors of the Corporation.

                  (e) No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, change or repeal any of the provisions of this Paragraph 7 unless the amendment affecting such amendment, alteration, change or repeal shall receive the affirmative vote of the holders of eighty percent (80%) of all shares of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Paragraph 7 as one class; provided that this subparagraph (e) shall not apply to, and such eighty percent (80%) vote or consent shall not be required for, any amendment, alteration, change or repeal unanimously recommended to the shareholders by the Board of Directors of the Corporation if each of such directors is a person who would be eligible to serve as a `continuing director' (as defined below) or is a person elected by the vote of a majority of the directors then in office as provided in subparagraph (a) of this paragraph 7.

                  (f) As used in this Paragraph 7, (i) the term `continuing director' shall mean either a person who was a member of the Board of Directors of the Corporation elected by the shareholders of the Corporation prior to the time that an 'other entity' acquired twelve percent (12%) or more of the stock of the Corporation entitled to vote in the election of directors, or a person recommended to succeed any continuing director by a majority of continuing directors then in office as provided in subparagraph (a) of this paragraph 7;
(ii) the term 'other entity' shall include any corporation, person or other entity (other than the Corporation, any of its subsidiaries or a trustee holding stock for the benefit of employees of the Corporation or its subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements) and any other entity with which it or its `affiliate' or `associate' (as defined below) has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of stock of the Corporation, or which is its `affiliate' or `associate' as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 1984, together with the transaction or series of transactions not involving a `public offering' of the Corporation's stock within the meaning of the Securities Act of 1933, provided that `other entity' does not include any one or any group of more than one of the persons who was a director of the Corporation as of January 1, 1984 and who owned beneficially as of that date more than five percent (5%) of the Corporation's issued and outstanding shares of Common Stock, or any one or any group of more than one continuing director (as defined above); (iii) any other entity (as defined above) shall be deemed to be the beneficial owner of any shares of stock of the Corporation which such other entity has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; and (iv) the outstanding shares of any class of stock of the Corporation shall include shares deemed owned through application of clause (iii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

                  (g) A majority of the continuing directors shall have the power and duty to determine for the purposes of this Paragraph 7 on the basis of information known to them whether (i) an other entity beneficially owns twelve percent (12%) or more of the outstanding shares of stock of the Corporation entitled to vote in the election of directors, (ii) an other entity is an `affiliate' or `associate' (as defined above) of another or (iii) an other entity has an agreement, arrangement or understanding with another.

                                       2-2

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



                                   APPENDIX 3

                   PARAGRAPH 14 OF THE RESTATED CERTIFICATE OF
                          INCORPORATION OF THE COMPANY

          14. (a) The affirmative vote of the holders of eighty percent
(80%) of all shares of stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Paragraph 14 as one class, shall be required for the adoption or authorization of (i) a business combination (as hereinafter defined) with any other entity (as hereinafter defined) if, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon, such other entity is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the outstanding shares of stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Paragraph 14 as one class, or
(ii) a proposed dissolution of the Corporation or a proposed amendment of the Certificate of Incorporation of the Corporation which would either change the entitlement of the holders of shares of Common Stock of the Corporation to vote in the election of directors or would authorize the Corporation to issue either shares of capital stock (other than shares of its Common Stock) or bonds, debentures or other obligations, which, if issued, would or could be entitled to vote in the election of directors if, as of the record date for the determination of shareholders entitled to notice of and to vote on such proposed dissolution or such proposed amendment, an other entity (as hereinafter defined) is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the outstanding shares of stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Paragraph 14 as one class; provided that such eighty percent (80%) voting requirement shall not be applicable to the adoption or authorization of a business combination if:

                           (i) The cash, or fair market value of other
                  consideration, to be received per share by holders of shares of any class of capital stock of the Corporation in such business combination bears the same or a greater percentage relationship to the market price of such shares of capital stock immediately prior to the announcement of such business combination as the highest per share price (including brokerage commissions and/or soliciting dealers' fees) which such other entity has theretofore paid for any of such shares of capital stock already owned by it bears to the market price of such shares of capital stock immediately prior to the commencement of acquisition of such shares of capital stock by such other entity;

                           (ii) The cash, or fair market value of other
                  consideration, to be received per share by holders of shares of any class of capital stock of the Corporation in such business combination is not less than the highest per share price (including brokerage commissions and/or soliciting dealers' fees) paid by such other entity in acquiring any of its holdings of such shares of capital stock;

                           (iii) After such other entity has acquired such
                  greater-than-ten percent (10%) interest and prior to the consummation of such business combination: (i) such other entity shall have taken steps to ensure that the Corporation's Board of Directors included at all times representation by continuing director(s) (as hereinafter defined) proportionate to the shareholdings of the Corporation's shareholders not affiliated with such other entity (with a continuing director to occupy any resulting fractional board position); (ii) such other entity shall not have acquired any newly issued shares of capital stock, directly or indirectly, from the Corporation (except upon conversion of securities acquired by it prior to obtaining such greater-

                                       3-1
                  than-ten percent (10%) interest or as a result of a pro rata stock dividend or stock split); and (iii) such other entity shall not have acquired any additional shares of the Corporation's outstanding capital stock or securities convertible into capital stock except as a part of the transaction which results in such other entity acquiring such greater-than-ten percent (10%) interest; and

                           (iv) Such other entity shall not have received the
                  benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation.

                  The provisions of this Paragraph 14 shall also apply to a business combination with any other entity which at any time has been the beneficial owner, directly or indirectly, of more than ten percent (10%) of the outstanding shares of stock of the Corporation entitled to vote in the election of directors, considered for the purpose of this Paragraph 14 as one class, notwithstanding the fact that such other entity has reduced its shareholdings below ten percent (10%) if, as of the record date for the determination of shareholders entitled to notice of and to vote on the business combination, such other entity is an `affiliate' of the Corporation (as hereinafter defined).

                  (b) As used in this Paragraph 14, (i) the term `other entity' shall include any corporation, person or other entity (other than the Corporation, any of its subsidiaries or a trustee holding stock for the benefit of employees of the Corporation or its subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements) and any other entity with which it or its `affiliate' or `associate' (as defined below) has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of stock of the Corporation, or which is its `affiliate' or `associate' as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 1984, together with the successors and assigns of such persons in any transaction or series of transactions not involving a `public offering' of the Corporation's stock within the meaning of the Securities Act of 1933, provided that `other entity' does not include any one or any group of more than one of the persons who was a director of the Corporation as of January 1, 1984 and who owned beneficially as of that date more than five percent (5%) of the Corporation's issued and outstanding shares of Common Stock, or any one or any group of more than one continuing director (as defined below);
(ii) an other entity (as defined above) shall be deemed to be the beneficial owner of any shares of stock of the Corporation which such other entity has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; (iii) the outstanding shares of any class of stock of the Corporation shall include shares deemed owned through application of clause (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; (iv) the term `business combination' shall include any merger or consolidation of the Corporation with or into any other corporation, or the sale or lease of all or any substantial part of the assets of the Corporation to, or any sale or lease to the Corporation or any subsidiary thereof in exchange for securities of the Corporation of any assets (except assets having an aggregate fair market value of less than $1,000,000) of, any other entity; (v) the term `continuing director' shall mean either a person who was a member of the Board of Directors of the Corporation elected by the shareholders of the Corporation prior to the time than an other entity acquired in excess of ten percent (10%) of the stock of the Corporation entitled to vote in the election of directors, or a person recommended to succeed any continuing director by a majority of continuing directors; and (vi) for the purposes of subparagraphs (a)(i) and (ii) of this Paragraph 14 the term `other consideration to be received' shall mean capital stock of the Corporation retained by its shareholders (other than such other entity) in the event of a business combination with such other entity in which the Corporation is the surviving corporation.

                  (c) A majority of the continuing directors shall have the power and duty to determine for the purposes of this Paragraph 14 on the basis of information known to them whether (i) such other entity

                                       3-2

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



beneficially owns more than ten percent (10%) of the outstanding shares of stock of the Corporation entitled to vote in the election of directors, (ii) an other entity is an `affiliate' or `associate' (as defined above) of another, (iii) an other entity has an agreement, arrangement or understanding with another, or
(iv) the assets being acquired by the Corporation, or any subsidiary thereof, having an aggregate fair market value of less than $1,000,000.

                  (d) No amendment to the Certificate of Incorporation of the Corporation shall amend, alter, change or repeal any of the provisions of this Paragraph 14, unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote of the holders of eighty percent (80%) of all shares of stock of the Corporation entitled to vote in the election of directors, considered for the purposes of this Paragraph 14 as one class; provided that this paragraph (d) shall not apply to, and such eighty percent (80%) vote shall not be required for, any amendment, alteration, change or repeal unanimously recommended to the shareholders by the Board of Directors of the Corporation if all of such directors are persons who would be eligible to serve as `continuing directors' within the meaning of subparagraph (b) of this Paragraph 14.

                  (e) Nothing contained in this Paragraph 14 shall be construed to relieve any other entity from any fiduciary obligation imposed by law.

                  (f) The provisions of this Paragraph 14 shall not apply to:

                           (i) The adoption or authorization of any business
                  combination described in paragraph (a) of this Paragraph 14 if the Board of Directors of the Corporation shall have approved by resolution a memorandum of understanding with the other corporation, person or entity with whom such business combination is proposed prior to the time that such other corporation, person or entity shall have become a beneficial owner of five percent (5%) or more of the outstanding shares of any class of capital stock of the Corporation entitled to vote in the election of directors; or

                           (ii) The adoption or authorization of any business
                  combination, proposed dissolution or proposed amendment described in paragraph (a) of this Paragraph 14, if such business combination, proposed dissolution or proposed amendment is approved, prior to its adoption or authorization by the shareholders of the Corporation, by a resolution of the Board of Directors of the Corporation which is approved by at least two-thirds of those members of the Board of Directors of the Corporation who are not, at the time of their approval, involved with and/or representing an other entity which, at such time, is the beneficial owner, directly or indirectly, of more than ten percent (10%) of the outstanding shares of stock of the Corporation then entitled to vote in the election of directors.

                                       3-3

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                                   APPENDIX 4

                             NAI TECHNOLOGIES, INC.
                             1996 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the NAI Technologies, Inc. 1996 Stock Option Plan (the "Plan") is to advance the interests of NAI Technologies, Inc. ("NAI") and its subsidiaries and affiliates (all such companies being hereinafter referred to collectively as the "Company") by providing, through the grant of options to purchase shares of NAI common stock, a larger personal and financial interest in the success of the Company to key management employees and directors upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations. It is believed that the acquisition of such interests will stimulate the efforts of such key management employees and directors on behalf of the Company and strengthen their desire to remain in the employ of the Company.

         As used herein, the term "subsidiary" shall mean any corporation of which NAI or another subsidiary owns stock possessing 50% or more of the total combined voting power of all classes of stock, and the term "affiliate" shall mean any entity in which NAI has a significant equity interest or management control as determined by the Board of Directors.

         2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee"), no member of which shall be eligible for options under the Plan, consisting of three members of the Board of Directors of NAI (the "Board"). The Committee shall be constituted in such a manner as to satisfy the requirements of applicable law, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule. The Committee shall be appointed, and vacancies shall be filled, by the Board. The Committee shall have full power and authority to (i) select the key management employees and directors of the Company to whom options may be granted under the Plan; (ii) determine the number of shares subject to each option and the terms and conditions, not inconsistent with the provisions of the Plan, governing such option; (iii) interpret the Plan and any option granted thereunder; (iv) establish such rules and regulations as it deems appropriate for the administration of the Plan; and (v) take such other action as it deems necessary or desirable for the administration of the Plan. The Committee's interpretation and construction of any provision of the Plan or the terms of any option shall be conclusive and binding on all parties.

         3. PARTICIPANTS. Only directors and key management employees of the Company shall be eligible to be granted options under the Plan.

         Nothing contained in the Plan, or in any option granted pursuant to the Plan, shall confer upon any employee or director any right to the continuation of his employment or directorship.

         4. EFFECTIVENESS AND TERMINATION OF THE PLAN. The Plan is effective as of March 11, 1996, the date of its adoption by the Board of Directors, and will terminate on March 11, 2001 or such earlier time as the Board of Directors may determine. Any option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

         5. THE SHARES. Options may be granted from time to time under the Plan for the purchase, in the aggregate, of not more than 400,000 shares of common stock, $.10 par value of the Company ("Common Stock") (subject to adjustment pursuant to section 14). Such shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an option or otherwise, are no longer subject to purchase pursuant to an option granted under the Plan, may again be subjected to an option under the Plan.

                                       4-1

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




         6. STATUS OF OPTIONS. Options granted under the Plan are nonstatutory options not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code.

         7. OPTION PRICE. The price at which shares of Common Stock may be purchased upon the exercise of an option granted under the Plan shall be the fair market value of such shares on the date of grant of such option.

         8. TERM AND EXERCISABILITY OF OPTIONS. Options may be granted for terms of not more than ten years and shall be exercisable in accordance with such terms and conditions as are set forth in the option agreements evidencing the grant of such options.

         Except as otherwise determined by the Committee pursuant to Section 9, no option granted under the Plan shall be exercisable by a participant during the first year after the date of grant of such option. In no event shall an option be exercised or shares be issued pursuant to an option if any requisite approval or consent of any governmental authority having jurisdiction over the exercise of options or the issue and sale of the Common Stock shall not have been secured.

         9. TERMINATION OF EMPLOYMENT. Except as otherwise provided in this
Section 9, no person may exercise an option more than 30 days (or such longer period as the Committee may establish) after the first date on which he is neither an employee nor a director of the Company. If a participant ceases to be an employee or director of the Company by reason of death, disability, or an employee's retirement at or after his normal retirement date under the Company's pension plan in which he is a participant, he or his estate may exercise any options held by him within 12 months after the later of the date he ceases to be an employee or the date he ceases to be a director of the Company.

         Except as otherwise determined by the Committee, options may be exercised following the termination of a participant's employment or directorship with respect only to such number of shares of Common Stock as to which the right of exercise had accrued on or before the last day on which he was either an employee or a director of the Company. In no event may an option be exercised after the expiration of the term of such option.

         10. PAYMENT. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an option granted under the Plan shall be made at the time of such exercise. The purchase price may be paid in cash or in shares of Common Stock valued at the fair market value thereof on the date of purchase, or in a combination thereof. Alternatively, an option may be exercised in whole or in part by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes, and such other documents as the Committee may determine.

         No shares of Common Stock shall be issued or transferred to a participant until full payment therefor has been made, and a participant shall have none of the rights of a stockholder until shares are issued or transferred to him.

         11. NONTRANSFERABILITY. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by him.

         12. SURRENDER OF OPTIONS. The Committee may require the surrender of outstanding options as a condition to the granting of new options.

                                       4-2

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



         13. ISSUANCE OF SHARES. If a participant so requests, shares purchased upon the exercise of an option may be issued or transferred in the name of the participant and another person jointly with the right of survivorship.

         14. CHANGES IN CAPITAL STRUCTURE, ETC. In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of NAI, or in the event of the merger or consolidation of NAI into or with any other corporation or the reorganization of NAI, the number of shares covered by each outstanding option granted under the Plan, the price per share thereof, and the total number of shares for which options may be granted under the Plan shall be adjusted by the Board in such manner as it determines to be appropriate and equitable.

         15. AMENDMENT. The Board may amend the Plan in any respect from time to time; provided, however, that, no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act or any other rule or regulation. No amendment may, without the consent of a participant, impair his rights under any option previously granted under the Plan.

         The Board shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding options to permit their exercise prior to the effectiveness of any such transaction and to terminate such options as of such effectiveness. If the Board shall exercise such power, all options then outstanding shall be deemed to have been amended to permit the exercise thereof in whole or in part by the holder at any time or from time to time as determined by the Board prior to the effectiveness of such transaction and such options shall be deemed to terminate upon such effectiveness.

         16. LEGAL AND REGULATORY REQUIREMENTS. No option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No option shall be exercisable, and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

         In the case of the exercise of an option by a person or estate acquiring the right to exercise the option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the option and may require consents and releases of taxing authorities that it may deem advisable.

                                       4-3


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



                                   APPENDIX 5

                             NAI TECHNOLOGIES, INC.
                      1993 STOCK OPTION PLAN FOR DIRECTORS
                                  (AS AMENDED)

         1. PURPOSE. The purpose of the NAI TECHNOLOGIES, INC. 1993 Stock Option Plan for Directors (the "Plan") is to advance the interests of NAI TECHNOLOGIES, INC. (the "Company") by providing non-employee directors of the Company, through the grant of options to purchase shares of common stock of the Company, with a larger personal and financial interest in the Company's success.

         2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") consisting of three members of the Board of Directors of the Company (the "Board"). The Committee shall be appointed, and vacancies shall be filled, by the Board. The Committee shall have full power and authority to (i) determine the terms and conditions, not inconsistent with the provisions of the Plan, governing each option granted under the Plan; (ii) interpret the Plan and any option granted thereunder; (iii) establish such rules and regulations as it deems appropriate for the administration of the Plan; and (iv) take such other action as it deems necessary or desirable for the administration of the Plan. The Committee's interpretation and construction of any provision of the Plan or the terms of any option shall be conclusive and binding on all parties.

         3. PARTICIPANTS. Only directors who are not full-time employees of the Company or an affiliate of the Company shall be eligible to be granted options under the Plan.

         Nothing contained in the Plan, or in any option granted pursuant to the Plan, shall confer upon any director any right to the continuation of his directorship or limit in any way the right of the Company to terminate his directorship at any time.

         4. EFFECTIVENESS AND TERMINATION OF PLAN. The Plan shall become effective on the date of its adoption by the Board, subject to the ratification of the Plan at the 1993 Annual Meeting of Shareholders by the holders of a majority of the issued and outstanding shares of Common Stock (as defined in Section 5). The Plan shall terminate on February 11, 2003, or such earlier date as the Board may determine. Any option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

         5. THE SHARES. Options may be granted from time to time under the Plan for the purchase, in the aggregate, of not more than 156,000 (AS ADJUSTED) shares of common stock, $.10 par value, of the Company ("Common Stock") (subject to adjustment pursuant to Section 14). Such shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of previously issued shares acquired by the Company and held in its treasury. Any shares of Common Stock which, by reason of the termination or expiration of an option or otherwise, are no longer subject to purchase pursuant to an option granted under the Plan may again be subjected to an option under the Plan.

         6. OPTION GRANTS. Commencing with the election of directors at the Company's 1996 Annual Meeting of Shareholders, each non-employee director elected or reelected as a director of the Company shall receive on the date of each such election or reelection a grant of an option to purchase 5,000 shares of Common Stock (subject to adjustment pursuant to Section 14).

         7. OPTION PRICE. The price at which shares of Common Stock may be purchased upon the exercise of an option granted under the Plan shall be the fair market value of such shares on the date of grant of such option.

                                       5-1

         8. TERM AND EXERCISABILITY OF OPTIONS. Options shall be granted for terms of ten years and shall be exercisable in accordance with such terms and conditions not inconsistent herewith as are set forth in the option agreements evidencing the grant of such options.

         Options shall become exercisable 1 YEAR after their date of grant and may not be exercised prior to that date. In no event shall an option be exercised or shares be issued pursuant to an option if any requisite approval or consent of any governmental authority having jurisdiction over the exercise of options or the issue and sale of the Common Stock shall not have been secured.

         9. TERMINATION OF DIRECTORSHIP. Except as otherwise provided in this
Section 9, no person may exercise an option more than 30 days after the first date on which he ceases to be a director of the Company. If a participant ceases to be a director of the Company by reason of death or disability, he or his estate may exercise any options held by him within 12 months after the date he ceases to be a director of the Company.

         An option may be exercised following the termination of a participant's directorship only if the right of exercise had accrued on or before the last day on which he was a director of the Company. In no event may an option be exercised after the expiration of the term of such option.

         10. PAYMENT. Full payment of the purchase price for shares of Common Stock purchased upon the exercise, in whole or in part, of an option granted under the Plan shall be made at the time of such exercise. The purchase price may be paid in cash or in shares of Common Stock valued at the fair market value thereof on the date of purchase, or in a combination thereof. ALTERNATIVELY, AN OPTION MAY BE EXERCISED IN WHOLE OR IN PART BY DELIVERING A PROPERLY EXECUTED EXERCISE NOTICE TOGETHER WITH IRREVOCABLE INSTRUCTIONS TO A BROKER TO DELIVER PROMPTLY TO THE COMPANY THE AMOUNT OF SALE OR LOAN PROCEEDS NECESSARY TO PAY THE PURCHASE PRICE AND APPLICABLE WITHHOLDING TAXES, AND SUCH OTHER DOCUMENTS AS THE COMMITTEE MAY DETERMINE.

         No shares of Common Stock shall be issued or transferred to a participant until full payment therefor has been made, and a participant shall have none of the rights of a stockholder until shares are issued or transferred to him.

         11. NONTRANSFERABILITY. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and, during a participant's lifetime, shall be exercisable only by him.

         12. ISSUANCE OF SHARES. If a participant so requests, shares purchased upon the exercise of an option may be issued or transferred in the name of the participant and another person jointly with the right of survivorship.

         13. STATUS OF OPTIONS. Options granted under the Plan are nonstatutory options not qualifying as incentive stock options under Section 422 of the Internal Revenue Code.

         14. CHANGES IN CAPITAL STRUCTURE, ETC. In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital stock of the Company, or in the event of the merger or consolidation of the Company into or with any other corporation or the reorganization of the Company, there shall be substituted for or added to each Share theretofore appropriated for the purposes of the Plan or thereafter subject, or which may become subject, to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding options shall be appropriately amended as to price and other terms in a manner consistent with the aforementioned adjustment to the Shares subject to the Plan.

                                       5-2

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


         15. AMENDMENT. The Board may amend the Plan in any respect from time to time; provided, however, that no amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation; and provided, further, that the Plan shall not be amended more than once in any six-month period. No amendment may, without the consent of a participant, impair his rights under any option previously granted under the Plan.

         The Board shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution, any merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, to amend all outstanding options to permit their exercise prior to the effectiveness of any such transaction and to terminate such options as of such effectiveness. If the Board shall exercise such power, all options then outstanding shall be deemed to have been amended to permit the exercise thereof in whole or in part by the holder at any time or from time to time as determined by the Board prior to the effectiveness of such transaction and such options shall be deemed to terminate upon such effectiveness.

         16. LEGAL AND REGULATORY REQUIREMENTS. No option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which an option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No option shall be exercisable, and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

         In the case of the exercise of an option by a person or estate acquiring the right to exercise the option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the option and may require consents and releases of taxing authorities that it may deem advisable.

                                       5-3

                                   APPENDIX 1
                             NAI TECHNOLOGIES, INC.

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 7, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert A. Carlson or Richard A. Schneider and each of them, proxies of the undersigned, with full power of substitution, to vote all Common Stock of NAI Technologies, Inc., a New York corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Chase Manhattan Bank Building located at 270 Park Avenue, New York, New York 10022, on Wednesday, August 7, 1996 at 10:00 a.m. (local time), or any adjournment thereof, with all the powers the undersigned would have if personally present on the following matters:

     1. PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CREATE A CLASSIFIED BOARD OF DIRECTORS CONTAINING TWO CLASSES, ONE CLASS HAVING FOUR MEMBERS AND ONE CLASS HAVING THREE MEMBERS, WHICH REPLACES THE PROVISIONS OF THE RESTATED CERTIFICATE OF INCORPORATION WHICH PROVIDES FOR A CLASSIFIED BOARD OF DIRECTORS CONTAINING THREE CLASSES UNDER CERTAIN CIRCUMSTANCES, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                 FOR [ ]          AGAINST [ ]           ABSTAIN [ ]

     2. ELECTION OF THE FOLLOWING NOMINEES FOR DIRECTOR: Nominees: Class I *
                                                         Robert A. Carlson
                                                         C. Shelton James
                                                         Charles S. Holmes

                                                         Nominees: Class II *
                                                         Richard A. Schneider
                                                         Stephen A. Barre
                                                         Edward L. Hennessy
                                                         James McCarthy.

* If proposal number 1 is not passed, the Board will not be classified and all nominees will be elected for a one-year term.

     FOR all Nominees [ ]  WITHHOLD AUTHORITY            INSTRUCTIONS: to withhold authority
                           to vote for all Nominees [ ]  to vote for any individual Nominee, write that Nominee's name in the space
                                                         provided below.
                                                         -----------------------------------------

     3. PROPOSAL TO RATIFY AND APPROVE THE ADOPTION OF THE COMPANY'S 1996 STOCK OPTION PLAN.

                 FOR [ ]           AGAINST [ ]           ABSTAIN [ ]

     4. PROPOSAL TO RATIFY AND APPROVE THE ADOPTION OF AMENDMENTS TO THE 1993 STOCK OPTION PLAN FOR DIRECTORS INCREASING THE NUMBER OF OPTIONS GRANTED TO DIRECTORS UPON ELECTION OR REELECTION FROM 1,560 TO 5,000 AND MAKING CERTAIN OTHER CHANGES, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                 FOR [ ]           AGAINST [ ]           ABSTAIN [ ]

     5. PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                 FOR [ ]           AGAINST [ ]           ABSTAIN [ ]

     6. IN THEIR DISCRETION, THE ABOVE-NAMED PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR OWN JUDGMENT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4 AND 5 AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 6.

                                                 The undersigned hereby
                                                 acknowledges receipt of a copy
                                                 of the accompanying Notice of
                                                 Annual Meeting of Shareholders
                                                 and Proxy Statement and hereby
                                                 revokes any Proxy or Proxies
                                                 heretofore given. You may
                                                 strike out the persons named as
                                                 proxies and designate a person
                                                 of your choice, and may send
                                                 this Proxy directly to such
                                                 person.

                                                 DATED:                   , 1996

                                                 Please complete, date and sign
                                                 exactly as your name appears
                                                 hereon. When signing as
                                                 attorney, administrator,
                                                 executor, guardian, trustee or
                                                 corporate official, please add
                                                 your title. If shares are held
                                                 jointly, each holder should
                                                 sign.

                                       -2-

                            STATEMENT OF DIFFERENCES
              The section symbol shall be expressed as... ss.